Filed pursuant to Rule 497
File No. 333-208637
Rule 482ad

Gladstone Capital Corporation Announces New Series 2024 Term Preferred Stock Offering and Intent to

Redeem all Outstanding Shares of Existing Series 2021 Term Preferred Stock

McLean, VA, September 19, 2017: Gladstone Capital Corporation (NASDAQ: GLAD) (the “Company”) today announced that it plans to sell shares of its newly designated Series 2024 Term Preferred Stock (the “Series 2024 Term Preferred Stock”) in an underwritten public offering. The public offering price and other terms are to be determined by negotiations between the Company and the underwriters. The Company also plans to grant the underwriters a 30-day option to purchase additional shares of the Series 2024 Term Preferred Stock on the same terms and conditions solely to cover over-allotments, if any. Janney Montgomery Scott LLC and Ladenburg Thalmann & Co. Inc., a subsidiary of Ladenburg Thalmann Financial Services Inc. (NYSE MKT: LTS) are serving as joint book-running managers. FBR Capital Markets & Co., a B. Riley Financial Company, is serving as a lead manager for the offering. BB&T Capital Markets, a division of BB&T Securities, LLC, J.J.B. Hilliard, W.L. Lyons, LLC, Wedbush Securities Inc. and William Blair & Company are serving as co-managers for the offering.

The Company intends to use the net proceeds from this offering plus borrowings under its credit facility to redeem all outstanding shares of its 6.75% Series 2021 Term Preferred Stock as further described in the preliminary prospectus supplement. Such voluntary redemption will be contingent upon the Company’s successful completion of the public offering of its Series 2024 Term Preferred Stock.

Investors are advised to carefully consider the investment objectives, risks and charges and expenses of the Company before investing. The preliminary prospectus supplement, dated September 19, 2017, and the accompanying prospectus, dated February 6, 2017, which have been filed with the U.S. Securities and Exchange Commission (the “SEC”), contain this and other information about the Company and should be read carefully before investing.

The offering is being conducted as a public offering under the Company’s effective shelf registration filed with the SEC (File No. 333–208637).

To obtain a copy of the preliminary prospectus supplement for this offering and the accompanying prospectus, please contact: Janney Montgomery Scott LLC, 1717 Arch Street, Philadelphia, PA 19103, Attention: Taxable Fixed Income Department or prospectus@janney.com.

The information in the preliminary prospectus supplement, the accompanying prospectus and this press release is not complete and may change. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of these securities in any state or other jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or other jurisdiction.

About Gladstone Capital Corporation: Gladstone Capital Corporation is a publicly traded business development company that invests in debt and equity securities consisting primarily of secured first and second lien term loans to lower middle market businesses in the United States.

Forward-Looking Statements

This press release contains statements as to the Company’s intentions and expectations of the outcome of future events that are forward-looking statements. You can identify these statements by the fact that they do not relate strictly to historical or current facts. Forward-looking statements are not guarantees of future performance and involve known and unknown risks, uncertainties and other factors that may cause the actual results to differ materially from those anticipated at the time the forward-looking statements are made. These statements relate to the offering of shares of Series 2024 Term Preferred Stock and the anticipated use of the net proceeds by the Company for the redemption of the 6.75% Series 2021 Term Preferred Stock. No assurance can be given that the transaction discussed above will be completed on the terms described, or at all. Completion of the offering on the terms described, and the application of net proceeds, are subject to numerous conditions, many of which are beyond the control of the Company. The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. For a description of certain risks to which the Company is or may be subject, please refer to the factors discussed under the captions “Forward-Looking Statements” and “Risk Factors” included in the Company’s filings with the SEC (accessible at www.sec.gov).

CONTACT: For further information: Gladstone Capital Corporation, 703-287-5898.